UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22077

Prospector Funds, Inc.
(Exact name of registrant as specified in charter)

370 Church St., Guilford, CT 06437
(Address of principal executive offices) (Zip code)

Prospector Partners Asset Management, LLC, 370 Church St., Guilford, CT 06437
(Name and address of agent for service)

(203) 458-1500
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2021

Date of reporting period: December 31, 2021

Item 1. Report to Stockholders.

(a)

Prospector Capital Appreciation Fund
Prospector Opportunity Fund

Annual Report

www.prospectorfunds.com	December 31, 2021

PROSPECTOR FUNDS, INC.

February 1, 2022

Dear Shareholders of the Prospector Capital Appreciation Fund and Prospector Opportunity Fund,

Don’t Fight The Fed

2021 began with a hopeful optimism of a soon-to-be vaccinated world, and our being able to put the COVID-19 pandemic in the rearview mirror.  As the year progressed however, the reality was less sanguine, and a rollercoaster ride of setbacks, followed by incremental positives, followed by more setbacks ensued.  An initially disjointed vaccine rollout gained momentum in the spring, but the take rate in the U.S. has been behind other industrialized nations.  Additionally, by late summer it became apparent that COVID-19 was likely to become endemic, as the virus went through various mutations and the Delta variant caused a spike in infections – including reinfections and so called “breakthrough” cases of vaccinated individuals (although the vaccines remained highly effective against hospitalizations).  Then, as we celebrated Thanksgiving, South Africa broke the news of the even more contagious Omicron variant, which would soon cause another, even worse spike.  As of this writing, the U.S. is experiencing record daily cases and hospitalizations.

Despite these new variants, and other pandemic-related setbacks (e.g., supply-chain disruptions, worker shortages, and corresponding goods and services inflation), as well as non-COVID related concerns (e.g., the debt default of Chinese property developer Evergrande), the stock market climbed each of these proverbial “walls of worry” and the benchmark S&P 500 gained 28.7% for the year, setting 70 record highs along the way.  Putting this march higher into further context:  the benchmark closed the year fully 40% above its pre-pandemic high.  While the multi-trillion dollar fiscal stimulus packages helped the U.S. consumer manage through the pandemic, this effort has been dwarfed by super-dovish Fed policy.  In addition to holding interest rates low, the Federal Reserve has injected almost $5 trillion dollars into the economy via Quantitative Easing (see below chart for context), and is surely to thank for much of the market’s ebullience.

Source:  U.S. Federal Reserve

PROSPECTOR FUNDS, INC.

Given the Fed is now tapering asset purchases, and stands ready to raise interest rates in the upcoming months, this raises the inevitable question as to whether a more hawkish Fed will be bad for stocks.  History is inconclusive when it comes to the overall market’s behavior during a period of Fed tightening.  And, while there certainly will be stocks which are directly impacted by a higher Fed Funds Rate, we feel that focusing on Fed tightening alone would be missing the forest for the trees.  More important in our minds, is the overall level of longer-term interest rates.  A defining characteristic of the stock market over the past decade-plus has been the dominance of growth stocks over their value brethren.  As can be seen in the following chart, this trend has had a very high correlation with ever-declining long-term bond yields during that period.

Whether long-term bond yields will continue higher depends on a number of factors:  the economy’s continued strength, the persistence of inflation, and whether the Fed acts too soon to name a few.  On the latter point, we take the Fed at their word that they are willing to let inflation “run hot” for a bit, rather than act too soon – seemingly having learned a lesson from hiking rates too early following the Great Financial Crisis.  While it remains to be seen how a less accommodative Fed will impact the overall stock market, as we’ve stated in past communications…we are much more comfortable with the risk / reward prospects of the value stocks held in your portfolio – especially when compared to the more richly-valued growth names which have been market favorites for so long, or the mega-cap technology stocks which dominate the S&P 500 Index.

Valuations Matter

Furthering that thought, it is also worth noting that notwithstanding the S&P 500’s stellar 2021 returns, many stocks are already in bear market territory.  During the early part of the year, loss-making companies and so-called “meme stocks” led the market.  Reminiscent of the “Dotcom Bubble,” these stocks traded to nosebleed multiples of revenues, with market commentators opining that traditional valuation metrics should be ignored – growth should be bought at any cost.  As the year progressed, the air began to come out of the most speculative stocks.  By way of example, the chart below is a composite of companies within the Russell 2000 Growth Index (small-cap growth stocks) which had negative earnings over the trailing twelve months.  Contrary to the strong returns of the S&P

PROSPECTOR FUNDS, INC.

500 and other major market indices, the median return for these stocks for the full year 2021 was a decline of over 20% – but what is striking is how loved these stocks were during the preceding rally.

Composite of 517 companies in the Russell 2000 Growth Index with negative earnings:

Time will tell, but it’s possible the selloff of speculative small-cap stocks is a so-called “canary in the coal mine.”  Indeed, as 2022 has begun, we have seen a significant rotation from growth to value across market caps.  This has even included the mega-cap technology stocks, which continue to command a heavy weighting in the S&P 500, accounting for most of the top ten largest companies in the index.  Additionally, as can be seen below, these stocks have been afforded lofty valuations.  Ultimately, we believe that as has been the case with small-cap speculative stocks, so too with the mega-cap tech darlings…valuations will matter.

PROSPECTOR FUNDS, INC.

The Future Is Electric

Within industrial and technology holdings for both Funds, a primary thesis holds that:  to combat inflation and scarce labor, industry and society will do what humanity has done since the beginning of the species…create new and better tools that save labor and make life easier.  We believe these technologies will predominately be electric and intelligent.  We have embraced vehicle electrification; which besides environmental benefits will offer perhaps a 50% maintenance savings.  We have also embraced digitization, automation, and the internet of things.  We are not growth investors nor technology specialists.  We have approached the area with our value toolkits of cash flows, balance sheets and private market value.  We also typically seek candidates that will broadly benefit from these themes.  We try to avoid higher-risk bets on undiversified unproven new technologies, and on unproven startups.  With that as a backdrop, we delve into some of these investments in the following paragraphs.

One of the largest purchases in both the Capital Appreciation Fund and Opportunity Fund during the second half of 2021 was the initiation of a position in Sensata Technologies Holdings PLC (ST), a maker of sensors and electrical protection technologies.  About 60% of its sales are into automotive, about 15% into heavy-duty vehicles, and the rest in aerospace, HVAC, and other industrial markets.  The future looks bright.  Management believes they can double their content per vehicle in an electric vehicle compared to an internal combustion engine vehicle.  Despite this long-term upside, we believe the market undervalues the stock because of the short-term impacts of the ongoing semiconductor shortage, which has reduced global vehicle production.  Sensata, largely an auto supplier, has seen sales disappoint, and its stock has been weak.  The semiconductor shortage stems from the halting nature of the COVID recovery.  This has been a supply-driven problem, not a demand problem; and production will return.  Consumer balance sheets, especially in the U.S., are solid and there is a demand for cars.  Dealer inventories are thin and the Mannheim used vehicle price index is up 47% year over year due to consumers being forced into the used market for the lack of new vehicles.  Auto production averaged 93 million vehicles globally pre-COVID, then fell to 75 million in 2020 and 76 million in 2021.  It is expected to recover strongly in the coming years to mid-to-high 90 million vehicles.  It will need to reach these heights to both meet normal recurring demand, as well as to restock dealer inventories laid bare by the current production deficit.  So, we can expect medium term cyclical strength, followed by the secular wave of electrification beyond.  The next ten years should be good for Sensata.

In Summer 2021, CMC Materials, Inc. (CCMP) was a significant initiation in both Funds.  CCMP supplies materials to semiconductor manufacturers to clean and polish wafers.  CCMP is a technology leader, and the demand for their products is growing due to the increasingly complex nature of the chips being designed.  CCMP serves most manufacturers and will broadly benefit from industry growth.  Semiconductors will be at the core of electrification, digitization, automation and the internet of things.  Per our strategy, we are not at this time betting on any one chip technology or any one firm.  In an industry that is typically expensive for our tastes, we were able to opportunistically buy after a string of disappointments made the free cash flow yield attractive.  Apparently, one of CCMP’s larger peers, Entegris, Inc. (ENTG), agreed with us and agreed to purchase the Company in December at a premium to our investment.

Like Sensata, POPFX portfolio holding Littelfuse, Inc. (LFUS) makes small electric control and protection devices that are broadly distributed through a vehicle.  It serves about 1/3 automotive, 1/3 industrial, and 1/3 electronics markets.  Management believes content for some of their parts will grow 6-8x in an electric vehicle compared to an internal combustion vehicle.  They also benefit from other growing markets in electronics such as data center construction, which is being driven by the move to the cloud which in turn is being driven by the need for increased economic efficiency.

PROSPECTOR FUNDS, INC.

Cleveland-based Eaton Corp. plc (ETN), held in the Capital Appreciation Fund, is perhaps our earliest investment in electrification.  The company is one of the globe’s largest suppliers of electric equipment to the utility, industrial, government, and technology customer bases.  It is a leader in data center products.  Management sees growth both in electric infrastructure, and in vehicles.  In vehicles, it is focused on the same circuit protection trends as Littelfuse.  In infrastructure, management sees that with the rise in electric vehicles, our neighborhoods and large corporate sites will need to have their infrastructures significantly upgraded.

FARO Technologies, Inc. (FARO - held in both Funds) is a bit different.  It will be an automation beneficiary.  FARO is a manufacturer of laser measurement devices and related software.  The devices ensure critical industrial components, both very large and very small, are built and joined to exacting specifications.  Auto and aerospace suppliers are large customers.  FARO looks attractive using a private market value approach.  We believe it is an attractive acquisition target to many industrial technology companies; and, is cheap to peers.  Alternatively, if it remains independent, we also like its long-term prospects.  Management also wants to introduce their products and capabilities to help eliminate inefficiencies in the construction industry.  The construction industry has been one of the worst technology and automation laggards, and the adoption phase remains in its infancy.  FARO can provide laser scanners and software to regularly scan a site, monitor change to exacting measurement standards, and provide decision makers with critical information.  It can also develop “digital twins” of existing infrastructure allowing customers and suppliers to virtually collaborate on tweaking facilities and systems to enhance performance or plan out needed change.  FARO is another enabler of a more labor and cost-efficient future.

Prospector Opportunity Fund Highlights

The Prospector Opportunity Fund increased 22.88% for the full year 2021.  This was ahead of the benchmark Russell 2000 14.82% gain and roughly in line with the Russell Midcap’s 22.58% return.  Energy stocks were the standouts for both benchmarks, while financial services was the top contributing sector due to a higher weighting in the benchmarks and their solid returns for the year.  The Russell 2000’s return was held back by the selloff in unprofitable companies (discussed above), especially in the healthcare sector, which saw double-digit declines as the index contains many unprofitable biotech companies.  This compares to double-digit gains for the Midcap healthcare stocks.

While energy stocks were the biggest gainers for the Fund, your portfolio’s top contribution came from financial services stocks.  Banks, insurance brokers and asset managers were stand outs here.  Among the Fund’s top five gainers for the year were two banks, Comerica and KeyCorp along with insurance broker Brown & Brown.  Also among the top five gainers was temporary-staffing specialist Robert Half International, which led industrials (the second highest contributing sector in your portfolio), as well as FLIR Systems, Inc. – the thermal imaging company which was acquired at a large premium early in 2021.

Prospector Capital Appreciation Fund Highlights

The Prospector Capital Appreciation Fund returned 23.25% during 2021.  While a solid absolute result, this trailed the benchmark S&P 500’s 28.71% gain.  As with the S&P 500, your portfolio’s top performing sector was energy, where both Pioneer Natural Resources and Hess Corp. were among the top 10 gainers for the year.  An overweight allocation to the sector, as well as overweights to industrials and materials, where the Fund’s holdings outperformed the benchmark’s, added to relative performance.  Within industrials, Eaton Corp. (discussed above) was the top contributor, while Louisiana Pacific, the manufacturer of engineered wood products and siding, led our outperformance in materials.  While the Fund’s top contributing sector was financial services, the sector was a slight drag to relative performance for the year.  Your portfolio’s holdings performed well (especially insurance brokers

PROSPECTOR FUNDS, INC.

and banks), but property-casualty insurance stocks lagged financials overall, and carried a higher weighting in the Fund relative to the S&P 500.  Also noteworthy was the underperformance of our healthcare names and the impact of holding cash in the strong 2021 market – the opportunity cost of which caused over a 1.5% drag to relative performance during the year.

Outlook

2022 is setting up to be a pivotal year.  Much will depend on how successful the Federal Reserve is at transitioning from an ultra-stimulative posture, to a less accommodative one.  The U.S. consumer remains resilient, with healthy balance sheets following trillions in fiscal stimulus.  While COVID-19 infection rates and hospitalizations remain high, immunity from prior infections, increasing vaccinations, and release of anti-virals should help further the reopening of our economy.

While interest and mortgage rates have lifted, they are coming off historically low levels.  We are seeing reinflation in many areas of the economy, and are watching this closely given the historically high levels of government spending here and around the world.  Unemployment has shown significant improvement, but labor continues to be an issue, as the participation rate continues to be low and labor shortages are impacting many industries.

In our estimation, overall equity valuations remain at elevated levels.  The high valuations of a small number of enormous technology companies certainly exert upward pressure to the overall averages.  Treasury and high-grade corporate bond yields look unattractive.  In any case, value investing is ripe for a period of outperformance, and the bargains inherent in your portfolio should attract acquirers and other investors over time.  Meanwhile, we still believe equities represent a superior asset allocation alternative to bonds over the longer term.

Thank you for entrusting us with your money.

Respectfully submitted,

John D. Gillespie	Kevin R. O’Brien	Jason A. Kish	Steven R. Labbe

Performance data quoted represents past performance; past performance does not guarantee future results.

This report must be preceded or accompanied by a prospectus.

Opinions expressed are those of the Funds and are subject to change, are not guaranteed, and should not be considered a recommendation to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Funds invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Funds invest in smaller and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. The Funds may hold restricted securities purchased through private placements. Such securities can be difficult to sell without experiencing delays or additional costs. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. These risks are fully disclosed in the prospectus.

Growth and value investing each have unique risks and potential for rewards. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

PROSPECTOR FUNDS, INC.

Free Cash Flow (FCF) is revenue less operating expenses including interest expenses and maintenance capital spending. It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business or share repurchases.  Free Cash Flow Yield is an overall return evaluation ratio on a stock that standardizes the free cash flow per share that a company expects to earn against its market price per share.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 2000 Index is an unmanaged small-cap index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell MidCap Index is an unmanaged mid-cap index that measures the performance of the 800 smallest companies in the Russell 1000 Index.  You cannot invest directly in an index.

Fund holdings and/or security allocations are subject to change at any time and are not recommendations to buy or sell any security. Please see the Schedule of Investments section in this report for a full listing of the Fund’s holdings. Prospector Funds, Inc. are distributed by Quasar Distributors, LLC.

PROSPECTOR FUNDS, INC.

Capital Appreciation Fund

The chart assumes an initial investment of $10,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Rates of Return (%) – As of December 31, 2021

	One Year	Three Year	Five Year	Ten Year	Since Inception(1)
Capital Appreciation Fund	23.25%	17.07%	11.61%	9.77%	7.32%
S&P 500 Index(2)	28.71%	26.07%	18.47%	16.55%	10.54%
Russell 3000 Value Index(3)	25.37%	17.65%	11.00%	12.89%	7.46%

(1)	September 28, 2007
(2)
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.

(3)
The Russell 3000 Value Index is a market-capitalization weighted index based on the Russell 3000 Index, which measures how U.S. stocks in the equity value segment perform by including only value stocks.

PROSPECTOR FUNDS, INC.

Opportunity Fund

The chart assumes an initial investment of $10,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Rates of Return (%) – As of December 31, 2021

	One Year	Three Year	Five Year	Ten Year	Since Inception(1)
Opportunity Fund	22.88%	17.66%	11.44%	12.68%	10.07%
Russell 2000 Index(2)	14.82%	20.02%	12.02%	13.23%	8.85%
Russell Midcap Index(3)	22.58%	23.29%	15.10%	14.91%	10.06%

(1)	September 28, 2007
(2)	An unmanaged small-cap index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. This index cannot be invested in directly.
(3)	An unmanaged mid-cap index that measures the performance of the 800 smallest companies in the Russell 1000 Index. This index cannot be invested in directly.

PROSPECTOR FUNDS, INC.

Expense Example (Unaudited)
December 31, 2021

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to, redemption fees, wire transfer fees, maintenance fee (IRA accounts), and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 – December 31, 2021).

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees and other Fund expenses. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (07/01/21)	Value (12/31/21)	(07/01/21 to 12/31/21)
Capital Appreciation Actual(2)	$1,000.00	$1,085.20	$6.57
Capital Appreciation Hypothetical
(5% return before expenses)	1,000.00	1,018.90	6.36

Opportunity Actual(2)	1,000.00	1,065.20	6.51
Opportunity Hypothetical
(5% return before expenses)	1,000.00	1,018.90	6.36

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.25% and 1.25% for Capital Appreciation Fund and Opportunity Fund, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended December 31, 2021 of 8.52% and 6.52% for Capital Appreciation Fund and Opportunity Fund, respectively.

PROSPECTOR FUNDS, INC.

Sector Allocation (% of net assets) (Unaudited)
as of December 31, 2021(1)(2)

Capital Appreciation Fund

Top 10 Holdings (% of net assets) (Unaudited)
as of December 31, 2021(1)(3)

Capital Appreciation Fund

Eaton	3.4%
Brown & Brown	3.0
RenaissanceRe Holdings	2.6
Vishay Intertechnology, 2.250%, 06/15/2025	2.6
BioMarin Pharmaceutical, 0.599%, 08/01/2024	2.5
Kaman, 3.250%, 05/01/2024	2.5
Merck & Co.	2.5
Liberty Media, 2.125%, 03/31/2048	2.2
Axalta Coating Systems	2.2
Globe Life	2.1

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Sector allocation includes all investment types.
(3)	First American Treasury Obligations Fund excluded from top 10 holdings.

PROSPECTOR FUNDS, INC.

Sector Allocation (% of net assets) (Unaudited)
as of December 31, 2021(1)(2)

Opportunity Fund

Cash & Other Assets less Liabilities
4.5%
Property & Casualty Insurance
1.5%
Exchange Traded Fund
1.5%
Real Estate
2.2%
Insurance Brokers
4.5%
Materials
4.7%
Diversified Financial Services
4.7%
Energy
5.0%
Life & Health Insurance
5.3%
Healthcare
5.4%
Reinsurance
5.7%
Consumer Discretionary
6.9%
Information Technology
7.3%
Consumer Staples
8.3%
Industrials
12.9%
Banks
19.6%

Top 10 Holdings (% of net assets) (Unaudited)
as of December 31, 2021(1)(3)

Opportunity Fund

Littelfuse	3.7%
Curtiss-Wright	3.0
JM Smucker	2.8
Robert Half International	2.7
KeyCorp	2.7
Sensata Technologies Holding	2.6
Brown & Brown	2.6
Federated Hermes, Class B	2.5
Axalta Coating Systems	2.4
Darden Restaurants	2.4

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Sector allocation includes all investment types.
(3)	First American Treasury Obligations Fund excluded from top 10 holdings.

PROSPECTOR FUNDS, INC.

Schedule of Investments
December 31, 2021

Capital Appreciation Fund

Description	Shares	Value

COMMON STOCKS – 74.9%

Banks – 9.8%
Comerica	7,200	$626,400
First Bancorp	32,550	448,539
First Horizon National	32,650	533,174
KeyCorp	23,950	553,964
Synovus Financial	7,900	378,173
US Bancorp	7,000	393,190
		2,933,440

Consumer Discretionary – 1.4%
Darden Restaurants	2,800	421,792

Consumer Staples – 9.9%
Campbell Soup	2,900	126,034
Church & Dwight	2,550	261,375
Coca-Cola	5,365	317,662
Colgate-Palmolive	3,800	324,292
Hostess Brands*	20,400	416,568
JM Smucker	3,320	450,922
Mondelez International, Class A	7,190	476,769
Nestle	2,260	316,082
Walgreens Boots Alliance	4,780	249,325
		2,939,029

Diversified Financial Services – 1.5%
Federated Hermes, Class B	12,150	456,597

Energy – 3.3%
Hess	6,150	455,285
Pioneer Natural Resources	2,875	522,905
		978,190

Healthcare – 7.0%
Abbott Laboratories	2,535	356,776
AstraZeneca – ADR	4,410	256,882
Merck & Co.	9,650	739,576
NuVasive*	5,000	262,400
Pfizer	8,000	472,400
		2,088,034

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments – Continued
December 31, 2021

Capital Appreciation Fund

Description	Shares	Value

COMMON STOCKS – 74.9% (Continued)

Industrials – 9.1%
Curtiss-Wright	3,000	$416,010
Eaton	5,820	1,005,812
Pentair	4,750	346,892
Raytheon Technologies	4,150	357,149
Robert Half International	2,550	284,376
Sensata Technologies Holding*	5,050	311,535
		2,721,774

Information Technology – 6.8%
CMC Materials	1,300	249,197
FARO Technologies*	4,150	290,583
Leidos Holdings	3,500	311,150
Microsoft	1,100	369,952
Oracle	5,230	456,108
Paychex	2,600	354,900
		2,031,890

Insurance Brokers – 5.0%
Arthur J. Gallagher & Co.	3,500	593,845
Brown & Brown	12,930	908,720
		1,502,565

Life & Health Insurance – 3.9%
Globe Life	6,840	641,045
Voya Financial	7,700	510,587
		1,151,632

Materials – 4.5%
Agnico Eagle Mines	3,500	185,990
Axalta Coating Systems*	19,500	645,840
Louisiana-Pacific	6,620	518,677
		1,350,507

Property & Casualty Insurance – 4.3%
Berkshire Hathaway, Class B*	1,570	469,430
First American Financial	4,475	350,079
Kemper	2,650	155,794
W.R. Berkley	3,800	313,082
		1,288,385

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments – Continued
December 31, 2021

Capital Appreciation Fund

Description	Shares	Value

COMMON STOCKS – 74.9% (Continued)

Real Estate – 3.0%
Four Corners Property Trust	11,848	$348,450
Howard Hughes*	5,450	554,701
		903,151

Reinsurance – 5.4%
Alleghany*	596	397,884
Everest Re Group	1,550	424,576
RenaissanceRe Holdings	4,549	770,282
		1,592,742
Total Common Stocks
(Cost $14,364,240)		22,359,728

	Par

CONVERTIBLE BONDS – 18.5%

Communication Services – 2.2%
Liberty Media
2.125%, 03/31/2048 (a)	$636,300	656,661

Healthcare – 5.7%
BioMarin Pharmaceutical
0.599%, 08/01/2024	723,000	755,969
Ligand Pharmaceuticals
0.750%, 05/15/2023	514,000	511,751
NuVasive
0.375%, 03/15/2025	445,000	426,644
		1,694,364

Industrials – 3.2%
Chart Industries
1.000%, 11/15/2024 (a)	72,000	197,597
Kaman
3.250%, 05/01/2024	724,000	747,168
		944,765

Information Technology – 7.4%
Akamai Technologies
0.125%, 05/01/2025	435,000	569,328
0.375%, 09/01/2027	218,000	254,929

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments – Continued
December 31, 2021

Capital Appreciation Fund

Description	Par	Value

CONVERTIBLE BONDS – 18.5% (Continued)

Information Technology – 7.4% (Continued)
Palo Alto Networks
0.750%, 07/01/2023	$297,000	$622,601
Vishay Intertechnology
2.250%, 06/15/2025	742,000	767,081
		2,213,939
Total Convertible Bonds
(Cost $4,883,675)		5,509,729

	Shares
EXCHANGE TRADED FUND – 1.0%
Aberdeen Standard Physical Platinum Shares Fund*
(Cost $300,609)	3,400	305,660

SHORT-TERM INVESTMENT – 5.7%
First American Treasury Obligations Fund, Class X, 0.013%^
(Cost $1,690,019)	1,690,019	1,690,019
Total Investments – 100.1%
(Cost $21,238,545)		29,865,136
Other Assets and Liabilities, Net – (0.1)%		(26,312)
Total Net Assets – 100.0%		$29,838,824

*	Non-income producing security
(a)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”  As of December 31, 2021, the value of these investments were $854,258 or 2.9% of total net assets.

^	The rate shown is the seven-day yield effective December 31, 2021.
ADR – American Depositary Receipt

The industry classifications included in the Schedule of Investments are in accordance with the Global Industry Classification Standard (GICS®) and were developed by and/or are the exclusive property of MSCI, Inc. (MSCI) and Standard & Poor Financial Services LLC (S&P).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments
December 31, 2021

Opportunity Fund

Description	Shares	Value

COMMON STOCKS – 94.0%

Banks – 19.6%
Allegiance Bancshares	3,600	$151,956
Bank of N.T. Butterfield & Son	136,050	5,184,866
CBTX	79,353	2,301,237
Central Valley Community Bancorp	58,300	1,210,891
Citigroup	38,270	2,311,125
Comerica	67,000	5,829,000
First Bancorp	287,000	3,954,860
HarborOne Bancorp	160,044	2,375,053
HomeTrust Bancshares	54,700	1,694,606
KeyCorp	276,650	6,398,914
Origin Bancorp	90,350	3,877,822
PCSB Financial	122,215	2,326,974
QCR Holdings	79,800	4,468,800
SouthState	17,300	1,385,903
Univest Financial	122,250	3,657,720
		47,129,727

Consumer Discretionary – 6.9%
Darden Restaurants	38,800	5,844,832
eBay	56,100	3,730,650
Home Depot	6,050	2,510,811
Noodles & Company*	487,062	4,417,652
		16,503,945

Consumer Staples – 8.3%
Carlsberg A/S, Class B	13,850	2,394,895
Church & Dwight	34,500	3,536,250
Hostess Brands*	175,550	3,584,731
JM Smucker	49,450	6,716,299
Mondelez International, Class A	57,600	3,819,456
		20,051,631

Diversified Financial Services – 4.7%
CBOE Global Markets	23,900	3,116,560
Diamond Hill Investment Group	8,500	1,650,955
Federated Hermes, Class B	162,850	6,119,903
Invesco	22,050	507,591
		11,395,009

Energy – 5.0%
Devon Energy	45,050	1,984,452
Hess	39,550	2,927,887

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments – Continued
December 31, 2021

Opportunity Fund

Description	Shares	Value

COMMON STOCKS – 94.0% (Continued)

Energy – 5.0% (Continued)
Pioneer Natural Resources	24,137	$4,390,038
Schlumberger	34,300	1,027,285
Suncor Energy	73,100	1,829,693
		12,159,355

Healthcare – 5.4%
Henry Schein*	30,450	2,360,788
Medtronic	40,100	4,148,345
Merck & Co.	46,498	3,563,607
NuVasive*	55,200	2,896,896
		12,969,636

Industrials – 12.9%
Curtiss-Wright	52,450	7,273,241
Moog	35,100	2,842,047
Otis Worldwide	23,550	2,050,498
Pentair	39,100	2,855,473
Robert Half International	58,150	6,484,888
Sensata Technologies Holding*	102,250	6,307,803
Vectrus*	71,750	3,283,998
		31,097,948

Information Technology – 7.3%
CMC Materials	17,750	3,402,498
FARO Technologies*	39,900	2,793,798
Leidos Holdings	29,200	2,595,880
Littelfuse	28,130	8,851,948
		17,644,124

Insurance Brokers – 4.5%
Arthur J. Gallagher & Co.	27,200	4,615,024
Brown & Brown	87,850	6,174,098
		10,789,122

Life & Health Insurance – 5.3%
Globe Life	61,650	5,777,838
Primerica	15,550	2,383,348
Voya Financial	70,950	4,704,695
		12,865,881

Materials – 4.7%
Axalta Coating Systems*	177,800	5,888,736
Kinross Gold	110,750	643,457

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments – Continued
December 31, 2021

Opportunity Fund

Description	Shares	Value

COMMON STOCKS – 94.0% (Continued)

Materials – 4.7% (Continued)
Kirkland Lake Gold	55,800	$2,340,810
Newmont Goldcorp	30,550	1,894,711
Victoria Gold*	45,186	508,343
		11,276,057
Property & Casualty Insurance – 1.5%
Kemper	21,200	1,246,348
W.R. Berkley	29,150	2,401,668
		3,648,016

Real Estate – 2.2%
Howard Hughes*	52,750	5,368,895

Reinsurance – 5.7%
Alleghany*	8,675	5,791,343
Everest Re Group	12,550	3,437,696
RenaissanceRe Holdings	26,850	4,546,511
		13,775,550
Total Common Stocks
(Cost $158,477,774)		226,674,896

EXCHANGE TRADED FUND – 1.5%
Aberdeen Standard Physical Platinum Shares Fund*
(Cost $3,516,585)	39,650	3,564,535

SHORT-TERM INVESTMENT – 4.6%
First American Treasury Obligations Fund, Class X, 0.013%^
(Cost $11,094,756)	11,094,756	11,094,756
Total Investments – 100.1%
(Cost $173,089,115)		241,334,187
Other Assets and Liabilities, Net – (0.1)%		(203,780)
Total Net Assets – 100.0%		$241,130,407

*	Non-income producing security
^	The rate shown is the seven-day yield effective December 31, 2021.
ADR – American Depositary Receipt

The industry classifications included in the Schedule of Investments are in accordance with the Global Industry Classification Standard (GICS®) and were developed by and/or are the exclusive property of MSCI, Inc. (MSCI) and Standard & Poor Financial Services LLC (S&P).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Assets and Liabilities
December 31, 2021

	Capital Appreciation Fund	Opportunity Fund
ASSETS:
Investments, at market value
(Cost of $21,238,545 and $173,089,115 respectively)	$29,865,136	$241,334,187
Cash	5,018	9,666
Receivable for dividends and interest	46,037	211,145
Receivable for capital shares sold	—	43,721
Prepaid expenses	12,416	23,648
Total assets	29,928,607	241,622,367

LIABILITIES:
Payable to Adviser, net	19,402	183,158
Payable for administration fees	11,935	52,198
Payable for audit & tax fees	41,150	41,150
Payable for capital shares redeemed	3,000	150,393
Accrued distribution fees	1,253	24,151
Accrued expenses and other liabilities	13,043	40,910
Total liabilities	89,783	491,960

NET ASSETS	$29,838,824	$241,130,407

COMPOSITION OF NET ASSETS:
Portfolio capital	$20,760,322	$170,495,926
Total distributable earnings	9,078,502	70,634,481
Total net assets	$29,838,824	$241,130,407

CAPITAL STOCK, $0.001 par value
Authorized	500,000,000	500,000,000
Issued and outstanding	1,403,376	9,409,929

NET ASSET VALUE, REDEMPTION PRICE,
AND OFFERING PRICE PER SHARE	$21.26	$25.63

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Operations
For the Year Ended December 31, 2021

	Capital Appreciation Fund	Opportunity Fund
INVESTMENT INCOME:
Interest income	$49,862	$2,166
Dividend income	403,659	3,704,117
Less: Foreign taxes withheld	(2,971)	(23,390)
Total investment income	450,550	3,682,893

EXPENSES:
Investment advisory fees	280,368	2,279,223
Administration fees	51,657	236,528
Audit & tax fees	41,480	41,480
Fund accounting fees	28,747	50,619
Registration fees	27,177	36,355
Transfer agent fees	22,119	49,333
Legal fees	12,889	117,532
Distribution fees	10,945	135,416
Other expenses	7,974	28,644
Custodian fees	6,792	12,880
Directors’ fees	6,536	54,274
Postage and printing fees	1,227	9,161
Total expenses	497,911	3,051,445
Less: Fee waivers	(147,451)	(202,416)
Total net expenses	350,460	2,849,029
NET INVESTMENT INCOME	100,090	833,864

REALIZED AND UNREALIZED GAINS:
Net realized gain on investments	3,410,914	22,865,818
Net change in unrealized
appreciation/depreciation of investments	2,285,188	24,234,426
Net gain on investments	5,696,102	47,100,244
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$5,796,192	$47,934,108

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Changes in Net Assets

	Capital Appreciation Fund
	Year Ended	Year Ended
	December 31, 2021	December 31, 2020
OPERATIONS:
Net investment income	$100,090	$159,958
Net realized gain on investments	3,410,914	468,549
Net change in unrealized appreciation/
depreciation of investments	2,285,188	(7,115)
Net increase resulting from operations	5,796,192	621,392

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	757,981	279,965
Proceeds from reinvestment of distributions	3,303,926	497,734
Payments for shares redeemed	(2,778,187)	(4,095,067)
Redemption fees	—	5
Net increase (decrease) from capital share transactions	1,283,720	(3,317,363)

DISTRIBUTIONS PAID TO SHAREHOLDERS	(3,404,519)	(511,814)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,675,393	(3,207,785)

NET ASSETS:
Beginning of year	26,163,431	29,371,216
End of year	$29,838,824	$26,163,431

TRANSACTIONS IN SHARES:
Shares sold	34,662	15,251
Shares issued in reinvestment of distributions	163,642	26,128
Shares redeemed	(129,669)	(268,630)
Net decrease (decrease)	68,635	(227,251)

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Changes in Net Assets

	Opportunity Fund
	Year Ended	Year Ended
	December 31, 2021	December 31, 2020
OPERATIONS:
Net investment income	$833,864	$1,239,230
Net realized gain on investments	22,865,818	6,702,789
Net change in unrealized appreciation/
depreciation of investments	24,234,426	12,511,563
Net increase resulting from operations	47,934,108	20,453,582

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	65,226,397	100,437,527
Proceeds from reinvestment of distributions	13,906,185	4,834,372
Payments for shares redeemed	(89,858,554)	(38,667,599)
Redemption fees	4,907	8,691
Net increase (decrease) from capital share transactions	(10,721,065)	66,612,991

DISTRIBUTIONS PAID TO SHAREHOLDERS	(20,094,014)	(5,739,705)

TOTAL INCREASE IN NET ASSETS	17,119,029	81,326,868

NET ASSETS:
Beginning of year	224,011,378	142,684,510
End of year	$241,130,407	$224,011,378

TRANSACTIONS IN SHARES:
Shares sold	2,506,659	5,158,595
Shares issued in reinvestment of distributions	569,459	217,764
Shares redeemed	(3,498,948)	(1,976,304)
Net increase (decrease)	(422,830)	3,400,055

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Financial Highlights

	Capital Appreciation Fund
	Year Ended December 31,
	2021	2020	2019	2018	2017
For a Fund share outstanding
throughout the year

NET ASSET VALUE:
Beginning of year	$19.60	$18.80	$16.34	$17.63	$16.80

OPERATIONS:
Net investment income	0.09	0.12	0.14	0.12	0.09
Net realized and unrealized
gain (loss) on investments	4.32	1.07	3.47	(0.67)	1.82
Total from operations	4.41	1.19	3.61	(0.55)	1.91

LESS DISTRIBUTIONS:
From net investment income	(0.20)	(0.02)	(0.12)	(0.12)	(0.09)
From net realized gains	(2.55)	(0.37)	(1.03)	(0.62)	(0.99)
Total distributions	(2.75)	(0.39)	(1.15)	(0.74)	(1.08)

NET ASSET VALUE:
End of year	$21.26	$19.60	$18.80	$16.34	$17.63

TOTAL RETURN	23.25%	6.40%	22.33%	(3.07)%	11.38%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$29,839	$26,163	$29,371	$25,179	$26,765
Ratio of expenses to average net assets:
Before expense reimbursement	1.78%	2.00%	1.95%	1.97%	2.02%
After expense reimbursement	1.25%	1.25%	1.29%	1.30%	1.30%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	(0.17)%	(0.09)%	0.08%	(0.00)%	(0.23)%
After expense reimbursement	0.36%	0.66%	0.74%	0.67%	0.49%
Portfolio turnover rate	32%	40%	25%	28%	23%

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Financial Highlights

	Opportunity Fund
	Year Ended December 31,
	2021	2020	2019	2018	2017
For a Fund share outstanding
throughout the year

NET ASSET VALUE:
Beginning of year	$22.78	$22.18	$18.47	$20.85	$20.17

OPERATIONS:
Net investment income	0.11	0.13	0.23	0.19	0.11
Net realized and unrealized
gain (loss) on investments	4.99	1.06	4.49	(1.11)	1.98
Total from operations	5.10	1.19	4.72	(0.92)	2.09

LESS DISTRIBUTIONS:
From net investment income	(0.10)	(0.17)	(0.23)	(0.19)	(0.10)
From net realized gains	(2.15)	(0.42)	(0.78)	(1.27)	(1.31)
Total distributions	(2.25)	(0.59)	(1.01)	(1.46)	(1.41)

NET ASSET VALUE:
End of year	$25.63	$22.78	$22.18	$18.47	$20.85

TOTAL RETURN	22.88%	5.43%	25.73%	(4.38)%	10.33%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$241,130	$224,011	$142,685	$114,251	$116,609
Ratios of expenses to average net assets:
Before expense reimbursement	1.34%	1.39%	1.50%	1.53%	1.58%
After expense reimbursement	1.25%	1.25%	1.29%	1.30%	1.30%
Ratio of net investment income
to average net assets:
Before expense reimbursement	0.28%	0.63%	0.85%	0.66%	0.23%
After expense reimbursement	0.37%	0.77%	1.06%	0.89%	0.51%
Portfolio turnover rate	29%	52%	27%	39%	26%

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements
December 31, 2021

1.  ORGANIZATION

Prospector Funds, Inc. (the “Corporation”) was organized as a Maryland corporation on June 6, 2007 and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end diversified management investment company.  The Corporation issues its shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  There are two series presently authorized, the Prospector Capital Appreciation Fund and the Prospector Opportunity Fund (individually a “Fund” and collectively the “Funds”).  Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The Funds commenced operations on September 28, 2007.

2.  FAIR VALUE MEASUREMENT

The following is a summary of significant accounting policies consistently followed by each Fund:

Security Valuation – The Fund has adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, discounts and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Common Stock – Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the last bid price on the day of valuation.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Convertible and Corporate Bonds – Convertible and corporate bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Convertible and corporate bonds are generally categorized in Level 2 of the fair value hierarchy.

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements – Continued
December 31, 2021

Investment Companies – Investments in open-end mutual funds, including money market funds, are valued at their net asset value per share. Exchange Traded Funds (“ETFs”) are valued at the closing exchange price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Funds’ board of directors (the “Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. These types of securities are generally categorized in Level 2 or Level 3 of the fair value hierarchy. As of and for the year ended December 31, 2021, the Funds did not hold investments in Level 3 securities.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

As of December 31, 2021, each Fund’s investments in securities were classified as follows:

	Level 1	Level 2	Level 3	Total
Capital Appreciation Fund
Common Stocks	$22,359,728	$—	$—	$22,359,728
Convertible Bonds	—	5,509,729	—	5,509,729
Exchange Traded Fund	305,660	—	—	305,660
Short-Term Investment	1,690,019	—	—	1,690,019
Total Investments	$24,355,407	$5,509,729	$—	$29,865,136

	Level 1	Level 2	Level 3	Total
Opportunity Fund
Common Stocks	$226,674,896	$—	$—	$226,674,896
Exchange Traded Fund	3,564,535	—	—	3,564,535
Short-Term Investment	11,094,756	—	—	11,094,756
Total Investments	$241,334,187	$—	$—	$241,334,187

Refer to each Fund’s Schedule of Investments for further sector breakout.

The Funds may invest in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets.  The Funds’ investment objectives allow the Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, forward foreign exchange contracts, and purchased and written options.  Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the funds to gains or losses in excess of the amounts shown on the Statements of Assets and Liabilities.  As of and for the year ended December 31, 2021, the Funds held no derivative instruments.

3.  SIGNIFICANT ACCOUNTING POLICIES

Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements – Continued
December 31, 2021

due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.  All net short-term capital gains are included in ordinary income for tax purposes.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes – The Funds intend to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds.  Therefore, no federal income or excise tax provision is required.  As of December 31, 2021, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  Generally, each of the tax years in the four-year period ended December 31, 2021 remains subject to examination by taxing authorities.

Reclassification of Capital Accounts – U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended December 31, 2021, the Capital Appreciation Fund increased portfolio capital by $169,216 and decreased distributable earnings by $169,216 and the Opportunity Fund increased portfolio capital by $4,860,176 and decreased distributable earnings by $4,860,176.

Foreign Currency Translation – The books and records relating to the Funds’ non-U.S. dollar denominated investments are maintained in U.S. dollars on the following bases: (1) market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and (2) purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions.  The Funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.  The Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Illiquid or Restricted Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Board as reflecting fair value.  Each Fund intends to invest no more than 15% of its total assets in illiquid securities.  Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on a Fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the Board. As of December 31, 2021, the Board has deemed all Rule 144A securities held within the Capital Appreciation Fund to be liquid. At December 31, 2021, the Funds had no investments in illiquid and no restricted securities other than Rule 144A securities. Refer to the Schedule of Investments for further detail.

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements – Continued
December 31, 2021

Expenses – Expenses directly attributable to a Fund are charged to that Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based on relative net assets or another appropriate basis.

Other – Investment and shareholder transactions are recorded on the trade date.  Each Fund determines the gain or loss realized from the investment transactions on the basis of identified cost.  Dividend income is recognized on the ex-dividend date.  Interest income, including amortization of bond premium and discount, is recognized on an accrual basis. Shareholders may be subject to a redemption fee equal to 2% of the amount redeemed if Funds’ shares are sold within 60 days or less following the date of their purchase.

New Accounting Pronouncement – In December 2020, the Securities and Exchange Commission (“SEC”) adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”).  Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act.  Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions.  Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security.  In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments.  The Funds will be required to comply with the rules by September 8, 2022.  Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

Subsequent Events – Management of the Funds has evaluated Fund related events and transactions that occurred subsequent to December 31, 2021, through the date of issuance of the Funds’ financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

4.  INVESTMENT TRANSACTIONS, DISTRIBUTABLE EARNINGS, AND DISTRIBUTIONS PAID

During the year ended December 31, 2021, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows:

	Purchases	Sales
Capital Appreciation Fund	$8,309,575	$10,396,235
Opportunity Fund	61,963,988	89,457,858

There were no purchases or sales of long-term U.S. Government securities.

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at December 31, 2021, the Funds’ most recently completed fiscal year end, were as follows:

	Aggregate	Aggregate	Net	Federal
	Gross	Gross	Appreciation/	Income
	Appreciation	Depreciation	(Depreciation)	Tax Cost
Capital Appreciation Fund	$8,747,585	$(153,750)	$8,593,835	$21,271,649
Opportunity Fund	69,535,234	(1,548,334)	67,986,900	173,349,275

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales and different book and tax accounting methods for certain securities.

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements – Continued
December 31, 2021

At December 31, 2021, the components of accumulated earnings (deficit) on a tax-basis were as follows:

	Undistributed	Undistributed	Other		Total
	Ordinary	Long-Term	Accumulated	Unrealized	Distributable
	Income	Capital Gains	Losses	Appreciation	Earnings
Capital Appreciation Fund	$—	$485,658	$(991)	$8,593,835	$9,078,502
Opportunity Fund	—	2,648,388	(807)	67,986,900	70,634,481

As of December 31, 2021, the Funds did not have any capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31.  The Capital Appreciation Fund and the Opportunity Fund did not defer any late year losses.

The tax character of distributions paid during the fiscal year ended December 31, 2021 were as follows:

	Ordinary	Long Term
	Income*	Capital Gains**	Total
Capital Appreciation Fund	$309,712	$3,094,807	$3,404,519
Opportunity Fund	4,263,777	15,830,237	20,094,014

The tax character of distributions paid during the fiscal year ended December 31, 2020 were as follows:

	Ordinary	Long Term
	Income*	Capital Gains**	Total
Capital Appreciation Fund	$23,041	$488,773	$511,814
Opportunity Fund	1,609,910	4,129,795	5,739,705

*	For federal income tax purposes, distributions of short-term capital gains are included in ordinary income distributions.
**	Funds designate long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

5.  AGREEMENTS

The Funds have entered into an Investment Advisory Agreement with Prospector Partners Asset Management, LLC (the “Investment Adviser”), with whom certain directors and officers of the Corporation are affiliated, to furnish investment advisory services to the Funds.  Pursuant to this Agreement, the Investment Adviser is entitled to receive an investment advisory fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to each Fund’s daily net assets.

The Investment Adviser has contractually agreed to waive its investment advisory fee and reimburse each Fund’s other expenses to the extent necessary to ensure that each Fund’s operating expenses do not exceed 1.25% of its daily net assets. Fees waived and expenses reimbursed by the Investment Adviser may be recouped by the Investment Adviser for a period of three fiscal years following the fiscal year during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver or reimbursement occurred.  As of December 31, 2021, the Investment Adviser did not recoup any previously waived fees or reimbursed expenses.  The Fee Waiver and Expense Limitation Agreement will be in effect

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements – Continued
December 31, 2021

through at least September 30, 2022.  Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Capital Appreciation Fund	Opportunity Fund
12/31/22	$185,326	$278,377
12/31/23	181,184	220,158
12/31/24	147,451	202,416
Total	$513,961	$700,951

As of December 31, 2021, it was possible, but not probable, those amounts would be recovered by the Investment Adviser.  At the end of each fiscal year in the future, the Funds will continue to assess the potential recovery of waived/reimbursed fees and expenses for financial reporting purposes.

Quasar Distributors, LLC (“Quasar”) serves as distributor of the Funds’ shares pursuant to a Distribution Agreement with the Corporation. Each Fund’s shares are sold on a no-load basis and, therefore, Quasar receives no sales commission or sales load for providing services to the Funds.  The Corporation has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which authorizes the Corporation to reimburse Quasar and certain financial intermediaries who assist in distributing each Fund’s shares or who provide shareholder services to Fund shareholders a distribution and/or shareholder servicing fee of up to 0.25% of each Fund’s average daily net assets (computed on an annual basis). All or a portion of the fee may be used by the Funds or Quasar to pay the Fund’s distribution fees and costs of printing reports and prospectuses for potential investors and the costs of other distribution and shareholder services expenses.  During the year ended December 31, 2021, the Capital Appreciation Fund and Opportunity Fund incurred expenses of $10,945 and $135,416 respectively, pursuant to the 12b-1 Plan.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, serves as transfer agent, administrator and fund accountant for the Funds.  U.S. Bank N.A. serves as custodian for the Funds.

6.  INDEMNIFICATIONS

The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

PROSPECTOR FUNDS, INC.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of Prospector Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of  Prospector Funds, Inc. (the “Corporation”) (comprising the Prospector Capital Appreciation Fund and Prospector Opportunity Fund  (collectively referred to as the “Funds”)), including the schedules of investments, as of December 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Prospector Funds, Inc. at December 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Prospector Funds, Inc. investment companies since 2007.

Minneapolis, Minnesota
February 22, 2022

PROSPECTOR FUNDS, INC.

Additional Information (Unaudited)
December 31, 2021

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Corporation’s independent directors (the “directors”) unanimously approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between the Funds and Prospector Partners Asset Management, LLC (the “Advisor”) at a Board of Director’s meeting held on September 9, 2021.

In preparation for the meeting, the directors had requested from the Advisor and evaluated a memorandum providing certain information requested by the Board pursuant to Section 15(c) of the 1940 Act, including (i) expense, compliance and other information as it relates to the Advisor; (ii) performance of other accounts managed by its affiliate Prospector Partners, LLC with similar investment objectives derived from data compiled by the Advisor and (iii) expense and other information for other registered investment companies with similar investment objectives derived from data compiled by the Advisor based upon comparative peer groups selected in consultation with the independent directors. Prior to voting, the directors reviewed the proposed approval of the Advisory Agreement with management and with counsel to the Corporation and reviewed a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. In reaching their determinations relating to approval of the continuance of the Advisory Agreement, the directors considered all factors they believed relevant including the following:

1.	the nature, extent and quality of investment, and other services to be rendered by the Advisor;

2.	payments to be received by the Advisor from all sources with respect to the Funds;

3.	comparative fee and expense data for the Funds and other investment companies with similar investment objectives;

4.	the extent to which economies of scale may be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of investors;

5.	the Advisor’s policies and practices regarding allocation of portfolio transactions of the Funds, including the extent to which the Advisor may benefit from soft dollar arrangements;

6.	fall-out benefits which the Advisor and its affiliates may receive from their relationships to the Funds;

7.	information about fees charged by the Advisor to other clients with similar investment objectives;

8.	the professional experience and qualifications of the Funds’ portfolio managers and other senior personnel of the Advisor;

9.	profitability of the Advisor; and

10.	the terms of the Advisory Agreement.

The directors also considered their overall confidence in the integrity and competence of the Advisor and its investment team. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. The directors determined that the overall arrangements between the Funds and the Advisor, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses expected to be incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Advisor should be the investment adviser for the Funds, and that the fees payable to the Advisor pursuant to the Advisory Agreement, taking into consideration the proposed reduction in fees, continue to be appropriate) were separately discussed by the directors.

PROSPECTOR FUNDS, INC.

Additional Information (Unaudited) – Continued
December 31, 2021

Nature, extent and quality of services provided by the Advisor

The directors noted that, under the Advisory Agreement, the Advisor, subject to the control of the directors, administers the Funds’ business and other affairs. The directors also noted that the Advisor manages the investment of the assets of the Funds, including making purchases and sales of portfolio securities consistent with each Fund’s investment objective and policies.

The directors considered the scope and quality of services provided by the Advisor under the Advisory Agreement, the cyclical nature of value investing, the quality of the investment research capabilities of the Advisor and the other resources it proposes to dedicate to performing services for the Funds and the Advisor’s active management style. The directors also considered the portfolio managers’ experience, reputation and investment philosophy noting that the Advisor’s investment style and stock selection process have remained consistent even in difficult market environments. The quality of administrative and other services also were considered. The directors concluded that, overall, they continue to be satisfied with the nature, extent and quality of services proposed to be provided to the Funds under the Advisory Agreement.

Advisor Fees; Performance of the Fund

The directors considered the advisory fee rate paid by the Funds to the Advisor and information prepared by the Advisor based upon the peer groups selected with the input of the independent directors concerning fee rates paid by other comparable funds. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds, but determined that the proposed advisory fee rate of 1.00% was in line with other comparable funds.

The directors also considered the performance of each Fund compared to each Fund’s benchmarks and peer groups. The directors noted that the Opportunity Fund outperformed its Lipper peers across the three-year, five-year, ten-year and since inception time periods. The Directors noted that the Capital Appreciation Fund outperformed the Lipper peer group average for the three-year and five-year time periods. The directors concluded that the advisory fee rate, taking into account performance and the other factors mentioned, was in line with comparable funds.

Other Fund Expenses

The directors also considered the total expense ratio of the Funds in comparison to the fees and expenses of the funds included in their respective peer groups. The directors noted that the expense ratios of some of the comparable funds were lower because of waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary. In particular, the directors noted that the Advisor’s fee waiver/expense reimbursement pursuant to the Fee Waiver and Expenses Reimbursement Agreement was contractual in nature and customary for the industry. The directors concluded that each Fund’s expense ratio was reasonable. Finally, the directors noted that there may be economies of scale as the Funds grow and concluded that it may be appropriate to consider those issues in the future.

Advisor Profitability

The directors noted that the Advisor also provides the Funds with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any other retained by the Funds) and executive and other personnel as are necessary for the Funds’ operations. The directors considered that the Advisor

PROSPECTOR FUNDS, INC.

Additional Information (Unaudited) – Continued
December 31, 2021

pays all of the compensation of the officers of the Company that are affiliated persons of the Advisor, pays a portion of the insurance costs and paid the cost of the organization of the Funds (without reimbursement), through its affiliate, Prospector Partners, LLC.

The directors also noted that the Advisor has contractually agreed to waive, through September 30, 2022, its management fee and/or reimburse each Fund’s other expenses to the extent necessary to ensure that each Fund’s operating expenses do not exceed 1.25% of its average daily net assets. Under the terms of the Fee Waiver and Expense Reimbursement Agreement at the present asset levels of the Funds, the Advisor has received only a portion of its earned management fee. It was also noted that the Advisor does not receive “fall out” benefits commonly received by managers of mutual funds that provide transfer agency, distribution or printing services in-house. The directors considered the expenses of the Advisor and the services provided by the Advisor and that the Advisor expects to be cash flow positive after considering an allocation of expenses from its affiliated advisor, Prospector Partners, LLC and before considering any allocation of income to the owners of the affiliated advisor.

PROSPECTOR FUNDS, INC.

Additional Information (Unaudited) – Continued
December 31, 2021

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board approved the appointment of a Liquidity Administrator Committee, which includes representatives from Prospector Partners Asset Management, LLC, the Funds’ investment adviser.

The Liquidity Administrator Committee is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the program’s operation and effectiveness. The Liquidity Administrator Committee updated its assessment of the Fund’s liquidity risk profile, considering additional data gathered in the 12 months ended September 30, 2021 and the adequacy and effectiveness of the liquidity risk management program’s operations since its inception on June 1, 2019 (the “Review Period”) in order to prepare a written report for the Board (the “Report”) for consideration at its meeting held on December 7, 2021. The Report noted that during the Review Period the Funds did not experience unusual stress or disruption to its operations related to purchase and redemption activity. It further noted that during the Review Period the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program had been effectively implemented during the Review Period.

PROSPECTOR FUNDS, INC.

Additional Information (Unaudited) – Continued
December 31, 2021

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at www.sec.gov.  The Funds’ Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Funds’ Form N-Q or Part F of Form N-PORT is available without charge upon request by calling 1-877-734-7862.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-877-734-7862.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-877-734-7862, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended December 31, 2021, certain dividends paid by the Funds may be reported as qualified dividend income and may be eligible for taxation at capital gain rates. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100% and 78.76% for the Capital Appreciation Fund and Opportunity Fund, respectively.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2021 was 100% and 73.43% for the Capital Appreciation Fund and Opportunity Fund, respectively.

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY

The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended December 31, 2021 was 22.86% and 0.00% for the Capital Appreciation Fund and Opportunity Fund, respectively.

The percent of ordinary income distributions designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the fiscal year ended December 31, 2021 was 17.79% and 80.44% for the Capital Appreciation Fund and Opportunity Fund, respectively.

PROSPECTOR FUNDS, INC.

Additional Information (Unaudited) – Continued
December 31, 2021

DIRECTORS & OFFICERS TABLE

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
Name,		Length	Occupation	Complex	Served
Year of Birth		of Time	During Past	Overseen	During Past
and Address^	Position	Served*	5 Years	by Director	5 Years
Independent Board Members

Harvey D. Hirsch*	Director	Indefinite;	Retired.	2	None.
Year of Birth: 1941		Since
September 7,
2007

Joseph Klein III*	Director	Indefinite;	Managing Director of Gauss	2	Ionis
Year of Birth: 1961		Since	Capital Advisors, LLC,		Pharmaceuticals,
		September 7,	a financial consulting and		Inc.; Akcea
		2007	investment advisory firm		Therapeutics,
			focused on biopharmaceuticals		Inc.
since he founded the company
in March 1998.

Roy L. Nersesian*	Director	Indefinite;	Professor of the Leon Hess	2	None.
Year of Birth: 1939		Since	School of Business, Monmouth
		September 7,	University, since September 1985.
		2007	Adjunct Professor of the Center
for Energy and Marine
Transportation, Columbia
University, since September 2000.

John T. Rossello, Jr.*	Director	Indefinite;	Retired.	2	None.
Year of Birth: 1951		Since
September 7,
2007

PROSPECTOR FUNDS, INC.

Additional Information (Unaudited) – Continued
December 31, 2021

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
Name,		Length	Occupation	Complex	Served
Year of Birth		of Time	During Past	Overseen	During Past
and Address^	Position	Served*	5 Years	by Director	5 Years
Interested Board Members and Officers

John D. Gillespie†*	Director	Indefinite;	Managing member of	2	White
Year of Birth: 1959	President	Since	the Investment Adviser.		Mountains
		September 7,	Managing member of		Insurance
		2007	Prospector Partners, LLC,		Group, Ltd.
an affiliate of the Investment
Manager, and portfolio
manager of the investment
funds sponsored by Prospector
Partners, LLC from 1997
through 2021.

Kevin R. O’Brien	Executive	Indefinite;	Portfolio Manager at	N/A	None.
Year of Birth: 1963	Vice	Since	the Investment Manager.
	President	September 7,	Portfolio Manager at
		2007	Prospector Partners, LLC
since April 2003.

Jason A. Kish	Executive	Indefinite;	Portfolio Manager at	N/A	None.
Year of Birth: 1973	Vice	Since	the Investment Manager.
	President	February,	Director of Research
		2013	since 2010.

Steven R. Labbe	Executive	Indefinite;	Portfolio Manager at	N/A	None.
Year of Birth: 1972	Vice	Since	the Investment Manager.
	President	July,	Analyst since 2012.
2020

Peter N. Perugini, Jr.	Secretary	Indefinite;	Chief Financial Officer at	N/A	None.
Year of Birth: 1970	Treasurer	Secretary	Prospector Partners, LLC
		Since	since 2000.
September 7,
2007
Indefinite;
Treasurer
Since
June 6,
2007

PROSPECTOR FUNDS, INC.

Additional Information (Unaudited) – Continued
December 31, 2021

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
Name,		Length	Occupation	Complex	Served
Year of Birth		of Time	During Past	Overseen	During Past
and Address^	Position	Served*	5 Years	by Director	5 Years
Kim Just	Chief	Indefinite;	Chief Compliance Officer at	N/A	None.
Year of Birth: 1967	Compliance	Since	Prospector Partners, LLC
	Officer	September 7,	since March 2006.
2007

Benjamin Eirich	Assistant	Indefinite;	Assistant Vice President, U.S.	N/A	None.
Year of Birth: 1981	Secretary	Since	Bancorp Fund Services, LLC
		September 5,	a mutual fund service provider,
		2019	since June 2008.

^	The address for all directors and officers is 370 Church Street, Guilford, Connecticut 06437.
*	Each of the Company’s directors was elected by written consent of the sole shareholder of the Funds on September 7, 2007.
†	John D. Gillespie is an interested director of the Fund because he is also the managing member of the Investment Manager.

 (This Page Intentionally Left Blank.)

DIRECTORS
John D. Gillespie
Harvey D. Hirsch
Joseph Klein III
Roy L. Nersesian
John T. Rossello, Jr.

INVESTMENT ADVISER
Prospector Partners Asset Management, LLC
370 Church Street
Guilford, CT  06437

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI  53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI  53212

ADMINISTRATOR AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
Third Floor
615 East Michigan Street
Milwaukee, WI  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
700 Nicollet Mall, Suite 500
Minneapolis, MN  55402

LEGAL COUNSEL
Seward & Kissel LLP
One Battery Plaza
New York, NY  10004

This report must be accompanied or preceded by a prospectus.

The Funds’ Statement of Additional Information contains additional information about the
Funds’ directors and is available without charge upon request by calling 1-877-734-7862.

(b)	Not applicable for this Registrant

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  John Rossello, Jr. is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal periods.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal periods for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2021	FYE 12/30/2020
(a) Audit Fees	$83,500	$82,400
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$12,480	$11,890
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services that exceed $5,000 for the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(e)(2) The percentage of fees billed by Ernst & Young applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 12/31/2021	FYE 12/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)   All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g)  The following table indicates the non-audit fees, other than the tax services as noted above, billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2021	FYE 12/31/2020
Registrant	$12,480	$11,890
Registrant’s Investment Adviser	$0	$0

(i)  Not applicable.

(j)  Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Prospector Funds, Inc.

By (Signature and Title)*    /s/John D. Gillespie
John D. Gillespie, President

Date    March 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/John D. Gillespie
John D. Gillespie, President

Date    March 3, 2022

By (Signature and Title)*    /s/Peter N. Perugini, Jr.
Peter N. Perugini, Jr., Treasurer

Date    March 3, 2022

* Print the name and title of each signing officer under his or her signature.